CFS China Fire & Security Group, Inc.

Corporate Presentation

Sep 2009

Safe Harbor Statement

Certain statements in this presentation are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

Company Overview

Business	China's #1 Brand and Market Leader for industrial fire protection
Organization	Founded in 1995 and headquartered in Beijing 600+ employees, 30 sales offices nationwide, 2 large manufacturing plants, 76 patents and 37 patents pending
Customers	Tier-1 Customers – China's Top Iron & Steel Producers Power plants, Petro-Chemical, Nuclear power plants, and Transportation infrastructure
Capital Structure	NASDAQ: CSFG Price (08/20/09): $16.9 52-Week Range: $5.62 - $19.20 Shares Out.: 27.6 million One Month Avg. Trading Vol: 248,432 Market Cap: $465.8 million
Financials	2009 E: Revenue $88-95 million; N.I. $28.3-29.7 million 2008 A: Revenue $69 million (48% Y/Y); N.I. $25 million (47% Y/Y)

Investment Highlights

Strong Demand – Despite Weak Economy

- New mandatory fire standards
- China's stimulus spending on infrastructures
- Continued spending by core Tier-1 customers
- Market share expansion
- Growing needs for retrofitting solutions and services

Market Leader with Sustainable Advantages

- First mover – high barrier to entry
- Technical and innovation leadership – UL Certifications
- #1 brand with nationwide distribution
- Locked-in customer base

Robust Business Model with High Visibility

- Solid profit margins
- Positive cash flow
- Large backlog

Consistent Performance and Proven Leadership

- Consistently "meet or beat"
- Expert management team


CFS
NASDAQ

Despite the weakened economy, demand for industrial fire protection in China remains strong. According to a third-party research, China's industrial fire protection industry is estimated at approximately $1 billion (in 2006) and growing 11% annually.

Drivers include:

- New mandatory fire standards
    - Fire standards for Iron and Steel industry mandatory on January 1, 2008.
    - Amendment in Fire Services Law in later 2008, emphasizing the owner's liability and enforcing the government's supervision.
    - Nearly 80% of steel plants not fully compliant with new mandatory fire safety requirements.
- China's stimulus spending and unabated industrialization
    - Half of the government's 4-trillion RMB (USD$585 billion) stimulus plan will be allocated for investments into steel-consuming infrastructure construction projects.
    - The stimulus plan is expected to drive demand for an additional 100 million tons of steel.

Strong demand

Furthermore, demand for CFSG's leading solutions continues to outpace the industry's.

Drivers include:

- CFSG's Tier-1 customers have stronger financial resources and continue to spend on modernizing facilities, requiring new fire protection systems.
- CFSG's leading total solution approach and higher economies of scale provides overall retrofitting planning for most existing plants to be compliant with the new fire codes in their respective industries
- CFSG's superior product offering at favorable price continues to gain additional market share from fragmented, smaller competitors.
- CFSG's current market share of approximately 7% provides ample headroom for additional market share expansion.
- CFSG's total solution is preferred by high-end customers for their overall retrofitting solutions and services for their existing plants and facilities

Industry	Estimated Annual Market Value of Fire Systems ($ mm)	Estimated CFSG Market Share (%)
Iron and steel	300	>20%
Power	200	3-5%
Petrochemicals	200	3-5%
Transportation (tunnels, subways)	200	<3%
Nuclear power	40	30%
Public infrastructure	200	<3%
Other (metals, manufacturing, marine)	400	<3%
Total	1,500	ca. 7%

Source: Company Information

End-to-end Solutions

CFSG is ranked #1 in "System Contracting Enterprises" by the China Fire Protection Association

Fire Detectors







Fire System Controllers




工业消防安全网络监控系统

Fire Extinguishers







Large Manufacturing Capability

- Major manufacturer of industrial fire protection products in China.
- Total 200,000 sq. ft. manufacturing facilities located in Beijing and Tianjin.
- Annual production capacity of 6 million meters (approximately 20 million feet) of linear heat detectors
- Currently only 35% capacity utilization -- ample headroom for additional growth.






Technical and Innovation Leadership

CFSG has continued to strengthen its position as a leader in the development of China's national fire safety standards.

- R&D team of 38; Two "Best of Class" industrial testing facilities; 76 Patents and 37 patents pending
- Three of CFSG's LHDs received UL certification
- Established the Photoelectric Products Center for developing next generation innovative fire detection products
- Established a Fire Control Safety Research Institute together with Wuhan University of Science & Technology (W.U.S.T.)
- Experienced advisors, including the former Chief of the Fire Prevention Bureau
- Top Level Engineering Qualification from the Ministry of Construction
- Chief Editorial for "Design of Fire Prevention Standards for Metallurgy, Iron and Steel Enterprises"
- Editorial member for the "Standardization for Fire Prevention Designs in Thermal Power Generating Plants and Transformer Stations"
- Editorial member for the "Linear Type Heat Detectors"
- Major participating units for the provincial fire safety standard in the Liaoning, Hubei, Shan Xi, Guang Dong





Sustainable Advantages

High Technical Barrier

Industrial fire safety systems demand greater technical specialization, as compared to general residential and commercial fire safety systems.

- Designers must consider complex technologies, safety factors, and unique fire hazard risks
- Must address environmental challenges -- humidity, dust, and electro-magnetic interference
- Large industrial customers require "end-to-end" turnkey solutions and services


Typical industrial fire prevention and fighting system contract
Identifying target projects
Business contact and technical service for target customers
Project tendering and Contract signing
Specialized fire facilities design
Risk analysis of fire hazard
Testing on fire hazard
Technical solution of fire safety system
Quality Control
Maintenance
Installation and management
System integration (including purchasing of peripheral products)
Product Manufacture
Fire detection system
Fire alarm control system
Fire extinguishing system

Sustainable Advantages

China's #1 Brand

CFSG is ranked #1 in "Top Ten Chinese Fire Protection Brands" by HC360.com, the largest commercial website in China's fire protection industry

首安 SURELAND

天消 TOPSOAR





Sustainable Advantages

Nationwide Sales Network

- Broad customer base which spans over 20 provinces in the PRC
- 30 branches and offices throughout PRC
- Excellent relationships with outside partners


Headquarters
Office/ Branches
Customers
Heilongjiang
Inner Mongolia
Urumqi
XinJiang
Jiayuguan
Baotou
Hebei
Anshan
Shanxi
Beijing
Shandong
Taiyuan
Gansu
Jiangsu
Shanxi
Anhui
Nanjing
Chengdu
Hubei
Wuhan
Shanghai
Ningbo
Xiguan
Hunan
Zhejiang
Chongqing
Nanchang
Yunnan
Guizhou
Changsha
Jiangxi
Guiyang
Kunming
Guangdong
Guangzhou

Sustainable Advantages

Locked-in Customer Base

- Expensive switching costs after initial installation
- Recurring high margin maintenance revenue
- High repeat revenue opportunities

Client Name	Cumulative Contract Value
Anshan Iron and Steel Company	$36.1M
Capital Iron and Steel Company	$31.0M
Wuhan Iron and Steel Company	$29.6M
Ma An Shan Iron and Steel Company	$18.6M
Datang Power	$15.7M
PetroChina	$11.7M
Jiuquan Iron and Steel Company	$11.6M
Changjiang Sanxia ("Three Gorges")	$6.9M
Sichuan Dongfang Electric	$4.3M
Huadian Corporation	$2.2M

Robust Business Model

Revenue breakdown*


Total Solutions
Product Sales
Maintenance Services
14%
3%
83%

* Results of FY 2008

	June 30, 2009	FY 2008	FY2007
Backlog	$85 million	$72 million	$62 million
Number of contracts	256	360	274

Year-end Backlog—the amount of the awarded contract values that have not been recognized as revenue yet at the end of the year, mostly due to the fact that our revenue recognition is based on the percentage of completion.

History of consistently "meet or beat" guidance


Revenue ($mm)
CAGR = 41 %
100
90
80
70
60
50
40
30
20
10
0
16.5
21.6
32.5
45.8
69.1
88.0-95.0
FY04
FY05
FY06
FY07
FY08
FY09 E


GAAP Net Income ($mm)
CAGR = 41 %
30
25
20
15
10
5
0
5.2
7.3
7.0
16.8
24.7
28.3-29.7
FY04
FY05
FY06
FY07
FY08
FY09 E

Summary of Income Statement

	Three Months Ended Jun 30 2009	Three Months Ended Jun 30 2008	Twelve Months Ended Dec 31 2008	Twelve Months Ended Dec 31 2007
Revenue	23.1	16.7	69.1	46.8
Gross Profit	14.5	10.2	39.5	25.7
Gross Margin	62.8%	61.2%	57.2%	54.9
Operating Income	9.6	6.6	23.6	14.9
Operating Margin	41.6%	39.5%	34.1%	31.8%
Net Income	8.4	6.7	24.7	16.8

	As June 30, 2009	As December 31, 2008
Cash and cash equivalents	$27.8M	$26.7M
Working Capital	$75.2M	$64.7M
Total Assets	$124.1M	$105.4M
Current Liabilities	$30.9M	$26.7M
Shareholders' Equity	$93.1M	$78.7M

2009 Financial Guidance:

- Revenue: $88.0 million - $95.0 million
- Net Income: $28.3 million - $29.7 million
- GAAP EPS: $1.00 - $1.05

Expert Management Team

CFSG's management team has deep industry experience, knowledge, and relationships.

Brian Lin, *CEO and Co-Founder,*

- ❖17+ years management skills, technical expertise and financial controls both in the US and China
- ❖Nortel Networks and Motorola in the US and UTStarcom in China
- ❖Led the company since 2006 achieving 40%+ growth annually
- ❖Master's Degree in Electrical Engineering from University of Toronto

Weishe Zhang, *Chief Technology Officer,*

- ❖15 + years experience in fire protection industry with both technical and management positions
- ❖Served as a technical advisor helping the growth of Sureland Industrial since 1995
- ❖Inventor of dozens of international and domestic product and technology patents
- ❖Master's Degree in Engineering from Beijing University of Aeronautics & Astronautics

Robert Yuan, *Principal Accounting Officer,*

- ❖Was assistant to CFO of Lenovo Group engaged in financial reporting, strategic planning and M &A
- ❖CCG investor relations in China representing a number of public companies listed in the U. S
- ❖Texas Christian University IN Texas with Ph.D. degree in Physics and MBA with concentration in finance

Expert Management Team

Weigang Li, *Co-Founder, VP of Sales, General Manager of Sureland Industrial,*

- ❖15+ years experience in project sales and sales force management in fire protection industry
- ❖Has been influential in winning a number of large, notable contracts since the Company's inception
- ❖Pursuing business diploma in an advanced program at Tsinghua University

Haijun Yang, *VP of Operations, Deputy General Manager of Sureland Industrial,*

- ❖9 + years of working experience in fire protection industry with Sureland
- ❖Experience as a marketing manager in telecommunications industry
- ❖MBA from Renmin University of China in 2000 and pursuing Ph.D. in business management since 2004

Solid Growth Strategy

- **Gain additional market share** through new and existing customers operating in our core industries -- iron and steel production, power plants, petrochemical plants, and nuclear energy
- **Capture business in new industries** such as transportation (subway and tunnel systems), marines, nuclear energy, and special purpose construction (i.e. exhibition halls, stadiums and theatres)
- **Strengthen technological innovation and intellectual property protection** by investing in technological innovation and delivering new products with leading technologies and strong potential market demand
- **Seek acquisition targets** with strong market presence in certain industrial verticals, companies with strong marketing channels and companies with recurring maintenance services business
- **Explore further international market opportunities**

Investment Summary

- **Strong Demand -- Despite Weak Economy**
- **Market Leader with Sustainable Advantages**
- **Robust Business Model with High Visibility**
- **Consistent Performance and Proven Leadership**

CFS 中国消防安全集团
纳斯达克上市公司
China Fire & Security Group,Inc.
首安 SURELAND 天消 TOPSOAR

Shayla Suen
Investor Relations
Tel: +86-10-8441-7400
Email: ir@chinafiresecurity.com
www.chinafiresecurity.com

ICR, Inc.
Michael Tieu , CFA
Tel: +86-10-6599-7960
Email: michael.tieu@icrinc.com